T. Rowe Price Goldman Sachs All Equity Access Fund N-2A

Exhibit 99.(k)(4)

TRANSFER AGENCY AND SERVICE AGREEMENT

Between

T. ROWE PRICE SERVICES, INC.

And

THE T. ROWE PRICE FUNDS

TABLE OF CONTENTS

Article A	Terms of Appointment	2

Article B	Duties of Price Services	3

Article C	Fees and Expenses	7

Article D	Representations and Warranties of Price Services	7

Article E	Representations and Warranties of the Fund	8

Article F	Standard of Care/Indemnification	9

Article G	Dual Interests	11

Article H	Documentation	11

Article I	Recordkeeping/Confidentiality	12

Article J	Compliance with Governmental Rules and Regulations	13

Article K	Ownership of Software and Related Material	14

Article L	Quality Service Standards	14

Article M	As Of Transactions	14

Article N	Term and Termination of Agreement	18

Article O	Notice	19

Article P	Assignment	19

Article Q	Amendment/Interpretive Provisions	19

Article R	Further Assurances	20

Article S	Maryland Law to Apply	20

Article T	Merger of Agreement	20

Article U	Counterparts	20

Article V	The Parties	20

Article W	Captions	21

	SCHEDULE 1

	APPENDIX A

TRANSFER AGENCY AND SERVICE AGREEMENT

AGREEMENT made as of February 1, 2026, by and between T. ROWE PRICE SERVICES, INC., a Maryland corporation having its principal office and place of business at 1307 Point Street, Baltimore, Maryland 21231 (“Price Services”), and EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as the “Fund” and collectively as the “Funds” whose definition may be found in Article V);

WHEREAS, the Fund desires to appoint Price Services as its transfer agent, dividend disbursing agent and agent in connection with certain other activities and Price Services desires to accept such appointment;

WHEREAS, Price Services represents that it is registered with the Securities and Exchange Commission (“SEC”) as a Transfer Agent under Section 17A of the Securities Exchange Act of 1934 (“‘34 Act”) and will notify each Fund promptly if such registration is revoked or if any proceeding is commenced before the SEC which may lead to such revocation;

WHEREAS, Price Services has the capability of providing transfer agent and shareholder services on behalf of the Funds;

WHEREAS, shareholders and third-party intermediaries such as banks, broker-dealers, registered investment advisers or other financial institutions (“Intermediary”) may maintain accounts directly on the books of the Funds (“Direct Accounts”) or through an account held and serviced through an Intermediary (“Indirect Accounts”);

WHEREAS, certain of the Funds are underlying investment options of portfolios of College Savings Programs (“529 Plans”) and Price Services has the capability of providing services, on behalf of the Funds, for the accounts of individuals participating in these 529 Plans; and

WHEREAS, certain of the Funds are investment options in individual retirement accounts and under various retirement plans including, but not limited to, SEP-IRAs, SIMPLE IRAs, 403(b) plans, individual 401(k) plans, and certain other retirement plans (collectively referred to as “Retirement Plans”) and Price Services has the capability of providing services, on behalf of the Funds, for the accounts of these Retirement Plans and participants participating in these Retirement Plans (“Plan Participants”) (collectively “Retirement Accounts”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

A.	Terms of Appointment

Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Services to act, and Price Services agrees to act, as the Fund’s transfer agent, dividend disbursing agent and agent in connection with the Fund’s authorized and issued shares of its common stock or shares of beneficial interest (all such stock and shares to be referred to as “Shares”) and provide services to shareholders of the Fund, account owners of 529 Plans, Retirement Plans and Plan Participants and Intermediaries maintaining Direct Accounts (collectively “Shareholders”).

The parties to the Agreement hereby acknowledge that from time to time, Price Services and its affiliates may enter into contracts with Retirement Plans and/or their sponsors and the sponsors of 529 Plans for the provision of certain services to Retirement Accounts and account owners of 529 Plans.

In rendering the services required under this Agreement, Price Services may, consistent with applicable law, from time-to-time employ, delegate, or appoint an affiliated or unaffiliated party or person to carry out some or all of the services or obligations under this Agreement (collectively, “Service Providers”). Price Services shall remain liable to the Fund, and the Fund shall remain liable to Price Services, for the performance of such services and obligations provided by the Service Provider, in the same manner and to the extent as if Price Services were itself providing the services or obligations, to the extent specified in this Agreement.

B.	Duties of Price Services

1.          Services. Price Services agrees that it will perform the services set forth herein and on Schedule 1 of this Agreement, on behalf of the Fund, for Direct Accounts in accordance with all applicable rules and regulations, the Fund’s then-current prospectus and policies and procedures adopted by Price Services and the Fund (“Services”). Price Services will implement and maintain the personnel, facilities, systems, data storage and reporting necessary to perform such Services.

2.          Agreements with Intermediaries. The Fund authorizes Price Services to enter into agreements with Intermediaries, which maintain and service Indirect Accounts, to carry out the following:

●	Orders. Process the purchase, sale, exchange and transfer of Fund shares by shareholders (including Retirement Accounts and 529 Plans) and transmit and settle such orders to Price Services in accordance with procedures established by such agreement. Receipt of orders by the Intermediary in good order by the close of trading on the New York Stock Exchange (“NYSE”) on a day when the NYSE is open (or such other time as determined by the Fund) shall be deemed receipt by the Fund for that day’s net asset value to the extent permitted by Rule 22c-1 of the Investment Company Act of 1940 (“‘40 Act”) and the agreement between Price Services and the Intermediary.

●	To comply with Rule 22c-2 of the ‘40 Act. Enter into Shareholder Information Agreements, on behalf of the Fund, with Intermediaries who hold shares in omnibus accounts for purposes of compliance with Rule 22c-2 of the ‘40 Act (“Shareholder Information Agreements”). Certain intermediaries may (i) enforce the Fund’s excessive trading policy, (ii) enforce an approved acceptable alternative excessive trading policy, or (iii) have accounts that are otherwise exempt from the Fund’s excessive trading policy. Price Services, or its agent, shall monitor the Intermediary’s omnibus accounts for certain trading activity in accordance with the Fund’s excessive trading procedures and when certain activity is identified, pursuant to the Shareholder Information Agreement, Price Services, or its agent, shall request from the Intermediary personal and transaction data related to the Indirect Account. Alternatively, Price Services, or its agent, will request and receive regular periodic reporting from Intermediaries of Indirect Account identifying personal and transaction data. Once received, Price Services, or its agent, will review the data to determine if the Fund’s excessive trading policy has been violated. Pursuant to the terms of the Shareholder Information Agreement, if Price Services, or its agent, determines that the Fund’s policy has been violated, Price Services, or its agents, shall instruct the Intermediary to restrict or prohibit future purchases of Fund shares by Indirect Account holders (or warn these Indirect Account holders when appropriate) identified by Price Services or its agent as having violated the Fund’s excessive trading policy.

●	Fee Payments. The Fund has instituted a program whereby they may, in their discretion, pay an Intermediary or a Retirement Plan a fee to compensate the third party providing certain services to Indirect Accounts in accordance with the Fund’s Administrative Fee Payment (“AFP”) Program or 12b-1 Plan (collectively, “Fee Payments”). Each Fund authorizes Price Services or its affiliate to enter into, on its behalf, agreements with such Intermediaries for payment of AFP in consideration of such Intermediary’s performance of services to the Indirect Accounts pursuant to the Fund’s AFP Program. Any payments owed under Fee Payment agreements shall be the obligation of the applicable Fund, not Price Services or its affiliates. Price Services or its affiliate shall also act as paying agent for such Fee Payments.

3.          Anti-Money Laundering Program. The Fund authorizes Price Services to perform, on behalf of the Fund, Services to comply with the Bank Secrecy Act, USA PATRIOT Act, and other applicable Anti-Money Laundering (“AML”) laws and regulations in accordance with the AML program adopted by the Fund, including the Fund’s Customer Identification Program, as applicable. Price Services shall maintain policies and procedures, and related internal controls, which are consistent with such AML program. Price Services will also maintain policies and procedures to comply with economic sanction programs administered by the U.S. Treasury Department’s Office of Foreign Asset Control (“OFAC”), including checking Shareholder names against the OFAC list of sanctioned persons. Price Services is authorized to take, on behalf of the Fund, any action permitted by law and in accordance with the Fund’s AML program in carrying out its responsibilities under the Fund’s AML program or OFAC policy, including rejecting purchases, freezing Shareholder accounts, restricting certain services, or closing Shareholder accounts if (a) suspicious activity is detected, (b) it is unable to verify the identity of a Shareholder, or (c) a Shareholder matches a government list of known or suspected suspicious persons.

4.          Privacy of Consumer Financial Information and Safeguarding Personal Information. The Fund authorizes Price Services to perform, on behalf of the Fund, Services to comply with the Gramm-Leach-Bliley Act and Regulation S-P, including but not limited to safeguarding customer information and administration of an incident response program in accordance with Regulation S-P policies and procedures adopted by the Fund (“Regulation S-P Framework”). Price

Services shall maintain policies and procedures, and related internal controls, which are consistent with such Regulation S-P Framework. The Fund designates Price Services as an authorized recipient of any notice of breach in security provided by a service provider under Regulation S-P in accordance with the Fund’s Regulation S-P Framework.

5.          Bank Accounts. The Fund authorizes Price Services to establish one or more bank accounts in its name or in the name of the Fund for the purpose of providing Services under this Agreement and, where applicable, may invest balances in such accounts in overnight repurchase agreements or money market funds. The Fund acknowledges that monies held for the benefit of a Fund may be held in an account with monies held for another Fund, provided, however, that in all cases Price Services shall keep records in the ordinary course of business as to the individual amounts held for the benefit of each Fund individually, as applicable.

C.	Fees and Expenses

For the Services performed as described hereunder and on Schedule 1 of this Agreement, the Fund shall pay such fees and expenses as mutually agreed upon by the parties as set forth in a Fee Schedule between the parties.

D.	Representations and Warranties of Price Services

Price Services represents and warrants to the Fund that:

1.          It is a corporation duly organized and existing and in good standing under the laws of Maryland;

2.          It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement;

3.          All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

4.          It is registered with the SEC as a Transfer Agent pursuant to Section 17A of the ‘34 Act; and

5.          It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

E.	Representations and Warranties of the Fund

Each Fund represents and warrants to Price Services that:

1.          It is a corporation duly organized and existing and in good standing under the laws of Maryland;

2.          It is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement;

3.          All proceedings required by said Articles of Incorporation and By-Laws have been taken to authorize it to enter into and perform this Agreement;

4.          It is an investment company registered under the ‘40 Act; and

5.          A registration statement under the Securities Act of 1933 (“the ‘33 Act”) is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

F.	Standard of Care/Indemnification

Notwithstanding anything to the contrary in this Agreement:

1.          Price Services shall not be liable to any Fund for any act or failure to act by it or its Service Providers on behalf of the Fund in carrying or attempting to carry out the terms and provisions of this Agreement provided Price Services and its Service Providers have acted in good faith and without negligence or willful misconduct.

2.          The Fund shall indemnify and hold Price Services, and its affiliates, harmless from and against all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by Price Services resulting from: (i) any action or omission by Price Services or its Service Providers in the performance of their duties hereunder; (ii) Price Services acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Services acting upon information provided by the Fund under policies agreed to by Price Services and the Fund. Price Services shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Services or its Service Providers.

3.          Except as provided in Article M of this Agreement, Price Services shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Services or its Service Providers. The Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of such Fund or its service providers; unless such negligence or misconduct is attributable to Price Services or its Service Providers.

4.          In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.

5.          In order that the indemnification provisions contained in this Article F shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

6.          Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

G.	Dual Interests

It is understood that some person or persons may be directors, officers, or shareholders of both the Fund and Price Services (including Price Services’ affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

H.	Documentation

As requested by Price Services, the Fund shall promptly furnish to Price Services the following:

1.          A certified copy of the resolution of the Board of Directors of the Fund (“Board”) authorizing the appointment of Price Services and the execution and delivery of this Agreement;

2.          A copy of the Articles of Incorporation and By-Laws of the Fund and all amendments thereto;

3.          Information with respect to the validity of the stock, the number of Shares authorized, the status of redeemed Shares, and the number of Shares with respect to which a Registration Statement has been filed and is in effect, each resolution of the Board authorizing the original issue of its Shares;

4.          A copy of the Fund’s current prospectus and shareholder reports issued by the Fund;

5.          Each Registration Statement filed with the SEC and amendments and orders thereto in effect with respect to the sale of Shares with respect to the Fund;

6.          Certified copies of each vote of the Board authorizing officers to give instructions to the Transfer Agent; and

7.          Such other documents or opinions which Price Services, in its discretion, may reasonably deem necessary or appropriate in the proper performance of its duties.

The delivery of any such document to either party hereto for the purpose of any other agreement to which the Fund and Price Services are or were parties shall be deemed to be delivery for the purposes of this Agreement.

Price Services hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of check forms and signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such forms and devices.

I.	Recordkeeping/Confidentiality

1.          Price Services shall keep records relating to the Services to be performed hereunder, in the form and manner as it may deem advisable, provided that Price Services shall keep all records in such form and in such manner as required by applicable law.

2.          Price Services and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except: (a) after prior notification to and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price Services or the Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; or (c) after so requested by the other party hereto.

Without limiting the foregoing, Price Services has implemented, and will maintain during the term of this Agreement, reasonable measures designed to (i) ensure the security and confidentiality of identifying information concerning Shareholders, (ii) use such information to provide the Services hereunder, (iii) protect against any anticipated threats or hazards to the security or integrity of such information, (iv) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to the subject of such information, and (v) ensure appropriate disposal of such information, to the extent such information is being disposed of by Price Services.

J.	Compliance with Governmental Rules and Regulations

Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Fund by Price Services, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses and compliance with all applicable requirements of the ‘40 Act, the ‘34 Act, the ‘33 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction over the Fund. Price Services shall be responsible for complying with all laws, rules and regulations of governmental authorities having jurisdiction over transfer agents and their activities, as applicable, and cooperating with respect to examinations and requests from such governmental authorities.

K.	Ownership of Software and Related Material

All hardware, software, data stores, written procedures, intellectual capital, and similar items used by Price Services in performance of the Agreement shall, as between the Fund and Price Services, be the property of Price Services and will not become the property of the Fund.

L.	Quality Service Standards

Price Services and the Fund may from time to time agree to certain quality service standards, as well as incentives and penalties with respect to Price Services’ Services hereunder.

M.	As Of Transactions

For purposes of this Article M, the term “As Of Transaction” shall mean any single or “related transaction” (as defined below) involving the purchase or redemption of Shares (including exchanges) that is processed at a time other than the time of the computation of the Fund’s net asset value per share next computed after receipt of any such transaction order by Price Services due to an act or omission of Price Services. “As Of Processing” refers to the processing of these As Of Transactions. All As Of Processing may only be performed in accordance with the requirements of Rule 22c-1 of the ‘40 Act. Price Services is responsible for monitoring As Of Transaction procedures that set forth the circumstances under which As Of Transactions are permitted. If more than one As Of Transaction (“Related Transaction”) in the Fund is caused by or occurs as a result of the same act or omission, such transactions shall be aggregated with other transactions in the Fund and be considered as one As Of Transaction.

1.	Reporting

Price Services shall:

a.	Have procedures in place to identify all As Of Transactions, and shall compute the net effect of such As Of Transactions upon the Fund on a daily, monthly and rolling 365-day basis. The monthly and rolling 365-day periods are hereafter referred to as “Cumulative.”

b.	Supply to the Fund, from time to time as mutually agreed upon, a report summarizing the As Of Transactions and the daily and Cumulative net effects of such As Of Transactions both in terms of the aggregate dilution or loss (“Loss”) or gain (“Gain”) experienced by the Fund, and the impact such Gain or Loss has had upon the Fund’s net asset value per share.

c.	With respect to any As Of Transaction which causes a Loss to the Fund of $100,000 or more (unless Price Services fully compensates the Fund for such Loss), Price Services shall provide the Fund: (i) a report identifying the As Of Transaction and the Loss resulting therefrom, (ii) the reason such As Of Transaction was processed and (iii) the action Price Services has or intends to take to prevent the reoccurrence of such As Of Processing.

2.	Liability

a.	It will be the normal practice of the Fund not to hold Price Services liable with respect to any As Of Transaction that causes a Loss to any single Fund of less than $25,000. Price Services will, however, closely monitor for each Fund the daily and Cumulative Gain/Loss that is caused by As Of Transactions of less than $25,000. When the Cumulative Loss to any Fund exceeds 3/10 of 1% net asset value per share, Price Services, in consultation with counsel to the Fund, will make appropriate inquiry to determine whether it should take any remedial action. Price Services will report to the Board, as appropriate, any such remedial action it has taken.

b.	Where an As Of Transaction causes a Loss to a Fund equal to or greater than $25,000 (“Significant As Of Transaction”) but less than $100,000, if Price Services does not reimburse the Fund for the Loss, Price Services will review with Counsel to the Fund the circumstances surrounding the Significant As Of Transaction to determine whether the Significant As Of Transaction was caused by or occurred as a result of a negligent act or omission by Price Services. If it is determined that the Loss is not the result of a negligent action or omission by Price Services, Price Services and outside counsel for the Fund will negotiate settlement. Significant As Of Transactions causing a Loss to the Fund that are not reimbursed by Price Services will be reported to the Audit Committee of the Board at least annually. Any Significant As Of Transaction, however, causing a Loss in excess of the lesser of $100,000 or a penny per share that is not reimbursed by Price

Services will be reported to the Board as soon as reasonably practicable. Settlement for Significant As Of Transactions causing a Loss of $100,000 or more will not be entered into until approved by the Board. For Related Transactions involving Funds with more than one class, the amount of Gain or Loss resulting from an As Of Transaction shall be determined for each class; provided, however, that for purposes of determining Price Services’ liability for reimbursement of a Loss to any class, Gains in one class may be used to offset Losses in another class of the same Fund. Any net Gains remaining after offsetting a loss in one or more classes, as well as aggregate Gains from a Significant As Of Transaction causing a Gain of a penny or more per share in a class, will be allocated ratably to all of the classes in the affected Fund.

The factors to consider in making any determination regarding the settlement of a Significant As Of Transaction would include but not be limited to:

i.	Procedures and controls adopted by Price Services to prevent As Of Transactions;

ii.	Whether such procedures and controls were being followed at the time of the Significant As Of Transaction;

iii.	The volume of all transactions processed by Price Services on the day of the Significant As Of Transaction;

iv.	The number of As Of Transactions processed by Price Services during prior relevant periods, and the net Gain/Loss as a result of all such As Of Transactions to the Fund and to all other Funds; and

v.	The prior response of Price Services to recommendations made by the Fund regarding improvement to Price Services’ As Of Transaction procedures.

c.	Notwithstanding the above, Price Services may require its Service Providers to reimburse the Fund for losses of amounts less than the thresholds identified above.

d.	As Of Transactions – Intermediaries

If an As Of Transaction is performed by an Intermediary designated by the Fund to receive orders for Fund Shares, Price Services shall cause such Intermediary to promptly reimburse the Fund for any Loss caused by such As Of Transaction; provided, however, Price Services shall not be obligated to seek reimbursement from such Intermediary if the Loss to the Fund is less than an amount agreed upon between Price Services and the Fund. The Fund shall keep any Gains caused by such As Of Transactions.

N.	Term and Termination of Agreement

1. This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

2. This Agreement may be terminated by the Fund upon one hundred twenty (120) days’ written notice to Price Services; and by Price Services, upon three hundred sixty-five (365) days’ written notice to the Fund.

3. Upon termination hereof, the Fund shall pay to Price Services such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-pocket expenses related to its Services hereunder.

O.	Notice

Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party in writing, which may be electronic; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

P.	Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Services from employing such Service Providers as it deems appropriate to carry out its obligations set forth hereunder.

Q.	Amendment/Interpretive Provisions

The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, Price Services and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may, in their joint opinion, be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

R.	Further Assurances

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

S.	Maryland Law to Apply

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Maryland.

T.	Merger of Agreement

This Agreement, including the attached Appendices and Schedules, supersedes any prior agreement with respect to the subject hereof, whether oral or written.

U.	Counterparts

This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments. The parties agree that the executed signature page may be delivered using PDF format or similar file type transmitted via email, e-signature technology or other similar means, all having the same legal effect as delivery of an original signed copy of this Agreement.

V.	The Parties

All references herein to “the Fund” are to each of the T. Rowe Price Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and Price Services. In the case of a series Fund or a separate class of shares, all references to “the Fund” are to the individual series, portfolio or class of such Fund on behalf of the individual series, portfolio or class as appropriate. The “Fund” also includes any T. Rowe Price Funds that may be established after the execution of this Agreement. Any reference in this Agreement to “the parties” shall mean Price Services and such other individual Fund as to which the matter pertains.

W.	Captions

The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE SERVICES, INC.		T. ROWE PRICE FUNDS

By:		By:

Name:	Stephen G. Swirnow	Name:	Fran Pollack-Matz

Title:	Vice President	Title:	Vice President

SCHEDULE 1

Price Services agrees that it will perform Services on behalf of the Fund for Direct Accounts in accordance with procedures developed and maintained by Price Services, all applicable laws and the Fund’s then-current prospectus. Such Services include, but are not limited to, the following:

-	Establishing Shareholder and Intermediary accounts

-	Processing purchase, redemption and exchange orders

-	Receiving and disbursing settlement proceeds

-	Processing checkwriting redemptions

-	Processing fund mergers and reorganizations

-	Processing transfer of ownership orders

-	Processing maintenance requests on Shareholder accounts

-	Processing transactions unique to Retirement Accounts (e.g., RMDs, etc.)

-	Processing adjustments in Shareholder accounts and monitoring and reporting Gains and Losses resulting from As Of Transactions

-	Processing electronic or digital debits or payments

-	Handling returned checks, ACH debits and uncollected funds

-	Processing dividends, distributions and other Fund corporate actions for Shareholder accounts

-	Preparing and transmitting Shareholder tax information and government reporting

-	Performing federal and state income tax withholding and remittance and associated reporting

-	Monitoring and enforcing the Fund’s excessive trading policy

-	Performing lost Shareholder identification and searches

-	Performing unresponsive check payee notifications

-	Reviewing, reporting and remitting abandoned property to the states

-	Responding to Shareholder correspondence

-	Reporting lost or stolen Fund certificates

-	Maintaining telephone and digital access to service Shareholder accounts

-	Collecting and remitting Shareholder/Plan Participant fees

-	Calculating and paying AFP and 12b-1 Fee Payments

-	Preparing and delivering confirmations, statements and tax forms to Shareholders and Plan Participants

-	Oversight of the delivery of prospectuses, shareholder reports and other required mailings to Shareholders

-	Maintaining books and records for the Fund

-	Recording authorized issued and outstanding Shares

-	Performing bank reconciliation process

S-1

-	Coordinating with Independent Public Accountants for reviews and audits

-	Maintaining and providing information necessary for the completion of required regulatory filings

-	Furnishing Blue Sky and other information to the Fund

-	Developing, implementing and maintaining systems, policies and procedures designed to prevent unauthorized access to Shareholder accounts

-	Performing functions for compliance with the Fund’s Anti-Money Laundering, OFAC and Identity Theft Program

-	Performing functions for compliance with the Fund’s Regulation S-P Framework

-	Maintaining and testing of business continuity plan

-	Developing, implementing and maintaining policies and procedures to comply with new and existing regulations, as applicable

-	Oversight of third-party service providers

-	Performing such other services as mutually agreed upon by the parties

S-2

APPENDIX A

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.
T. Rowe Price All-Cap Opportunities Fund
T. Rowe Price All-Cap Opportunities Fund—Advisor Class
T. Rowe Price All-Cap Opportunities Fund—I Class
T. Rowe Price All-Cap Opportunities Fund—Z Class

T. ROWE PRICE BALANCED FUND, INC.
T. Rowe Price Balanced Fund—I Class

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund—Advisor Class
T. Rowe Price Blue Chip Growth Fund—I Class
T. Rowe Price Blue Chip Growth Fund—R Class
T. Rowe Price Blue Chip Growth Fund—Z Class

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Appreciation Fund—Advisor Class
T. Rowe Price Capital Appreciation Fund—I Class
T. Rowe Price Capital Appreciation and Income Fund
T. Rowe Price Capital Appreciation and Income Fund—I Class

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.
T. Rowe Price Communications & Technology Fund
T. Rowe Price Communications & Technology Fund—I Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.
T. Rowe Price Corporate Income Fund—I Class
T. Rowe Price Corporate Income Fund—Z Class

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.
T. Rowe Price Credit Opportunities Fund—Advisor Class
T. Rowe Price Credit Opportunities Fund—I Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.
T. Rowe Price Diversified Mid-Cap Growth Fund—I Class

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund—Advisor Class
T. Rowe Price Dividend Growth Fund—I Class
T. Rowe Price Dividend Growth Fund—Z Class

T. ROWE PRICE EQUITY FUNDS, INC.
T. Rowe Price Hedged Equity Fund
T. Rowe Price Hedged Equity Fund—I Class
T. Rowe Price Hedged Equity Fund—Z Class
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Large-Cap Growth Fund
T. Rowe Price Large-Cap Growth Fund—I Class
T. Rowe Price Large-Cap Value Fund
T. Rowe Price Large-Cap Value Fund—I Class

T. ROWE PRICE EQUITY INCOME FUND, INC.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Income Fund—Advisor Class
T. Rowe Price Equity Income Fund—I Class
T. Rowe Price Equity Income Fund—R Class
T. Rowe Price Equity Income Fund—Z Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio—II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio—II
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio—II
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio—II
T. Rowe Price Moderate Allocation Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. Rowe Price Financial Services Fund—I Class

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Limited-Term Bond Portfolio—II

T. ROWE PRICE FLOATING RATE FUND, INC.
T. Rowe Price Floating Rate Fund
T. Rowe Price Floating Rate Fund—Advisor Class
T. Rowe Price Floating Rate Fund—I Class
T. Rowe Price Floating Rate Fund—Z Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.
T. Rowe Price Global Allocation Fund
T. Rowe Price Global Allocation Fund—Advisor Class
T. Rowe Price Global Allocation Fund—I Class

T. ROWE PRICE GLOBAL FUNDS, INC.
T. Rowe Price Global Value Equity Fund
T. Rowe Price Global Value Equity Fund—I Class
T. Rowe Price Institutional Emerging Markets Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.
T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class
T. Rowe Price Global Multi-Sector Bond Fund—I Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.
T. Rowe Price Global Real Estate Fund—Advisor Class
T. Rowe Price Global Real Estate Fund—I Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
T. Rowe Price Global Technology Fund—I Class

T. ROWE PRICE GNMA FUND, INC.
T. Rowe Price GNMA Fund
T. Rowe Price GNMA Fund—I Class

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.
T. Rowe Price Government Money Fund—I Class

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund—Advisor Class
T. Rowe Price Growth Stock Fund—I Class
T. Rowe Price Growth Stock Fund—R Class
T. Rowe Price Growth Stock Fund—Z Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. Rowe Price Health Sciences Fund—I Class

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund—Advisor Class
T. Rowe Price High Yield Fund—I Class
T. Rowe Price High Yield Fund—Z Class
T. Rowe Price U.S. High Yield Fund
T. Rowe Price U.S. High Yield Fund—Advisor Class
T. Rowe Price U.S. High Yield Fund—I Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Equity Index 500 Fund—I Class
T. Rowe Price Equity Index 500 Fund—Z Class
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Mid-Cap Index Fund—I Class
T. Rowe Price Mid-Cap Index Fund—Z Class
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Small-Cap Index Fund—I Class
T. Rowe Price Small-Cap Index Fund—Z Class
T. Rowe Price Total Equity Market Index Fund
T. Rowe Price U.S. Limited Duration TIPS Index Fund
T. Rowe Price U.S. Limited Duration TIPS Index Fund—I Class
T. Rowe Price U.S. Limited Duration TIPS Index Fund—Z Class

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.
T. Rowe Price Inflation Protected Bond Fund—I Class
T. Rowe Price Inflation Protected Bond Fund—Z Class

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional Floating Rate Fund—F Class
T. Rowe Price Institutional Floating Rate Fund—Z Class
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.
T. Rowe Price Integrated Global Equity Fund
T. Rowe Price Integrated Global Equity Fund—I Class
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—Advisor Class
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—I Class
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—Advisor Class
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—I Class
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—Advisor Class
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—I Class

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Intermediate Tax-Free High Yield Fund
T. Rowe Price Intermediate Tax-Free High Yield Fund—I Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Africa & Middle East Fund—I Class
T. Rowe Price Africa & Middle East Fund—Z Class
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Asia Opportunities Fund—Advisor Class
T. Rowe Price Asia Opportunities Fund—I Class
T. Rowe Price China Evolution Equity Fund
T. Rowe Price China Evolution Equity Fund—I Class
T. Rowe Price Dynamic Credit Fund
T. Rowe Price Dynamic Credit Fund—I Class
T. Rowe Price Dynamic Credit Fund—Z Class
T. Rowe Price Dynamic Global Bond Fund
T. Rowe Price Dynamic Global Bond Fund—Advisor Class
T. Rowe Price Dynamic Global Bond Fund—I Class
T. Rowe Price Dynamic Global Bond Fund—Z Class
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Europe Fund—I Class
T. Rowe Price Emerging Europe Fund—Z Class
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Bond Fund—Advisor Class
T. Rowe Price Emerging Markets Bond Fund—I Class
T. Rowe Price Emerging Markets Bond Fund—Z Class
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class
T. Rowe Price Emerging Markets Corporate Bond Fund—I Class
T. Rowe Price Emerging Markets Corporate Bond Fund—Z Class
T. Rowe Price Emerging Markets Discovery Stock Fund
T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class
T. Rowe Price Emerging Markets Discovery Stock Fund—I Class
T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class
T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class
T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Stock Fund—I Class
T. Rowe Price Emerging Markets Stock Fund—Z Class
T. Rowe Price European Stock Fund
T. Rowe Price European Stock Fund—I Class
T. Rowe Price European Stock Fund—Z Class
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Growth Stock Fund—Advisor Class
T. Rowe Price Global Growth Stock Fund—I Class

T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global High Income Bond Fund—Advisor Class
T. Rowe Price Global High Income Bond Fund—I Class
T. Rowe Price Global Impact Equity Fund
T. Rowe Price Global Impact Equity Fund—I Class
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Industrials Fund—I Class
T. Rowe Price Global Stock Fund
T. Rowe Price Global Stock Fund—Advisor Class
T. Rowe Price Global Stock Fund—I Class
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund—Advisor Class
T. Rowe Price International Bond Fund—I Class
T. Rowe Price International Bond Fund—Z Class
T. Rowe Price International Bond Fund (USD Hedged)
T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class
T. Rowe Price International Bond Fund (USD Hedged)—I Class
T. Rowe Price International Bond Fund (USD Hedged)—Z Class
T. Rowe Price International Disciplined Equity Fund
T. Rowe Price International Disciplined Equity Fund—Advisor Class
T. Rowe Price International Disciplined Equity Fund—I Class
T. Rowe Price International Discovery Fund
T. Rowe Price International Discovery Fund—I Class
T. Rowe Price International Discovery Fund—Z Class
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund—Advisor Class
T. Rowe Price International Stock Fund—I Class
T. Rowe Price International Stock Fund—R Class
T. Rowe Price International Stock Fund—Z Class
T. Rowe Price International Value Equity Fund
T. Rowe Price International Value Equity Fund—Advisor Class
T. Rowe Price International Value Equity Fund—I Class
T. Rowe Price International Value Equity Fund—R Class
T. Rowe Price International Value Equity Fund—Z Class
T. Rowe Price Japan Fund
T. Rowe Price Japan Fund—I Class
T. Rowe Price Japan Fund—Z Class
T. Rowe Price Latin America Fund
T. Rowe Price Latin America Fund—I Class
T. Rowe Price Latin America Fund—Z Class
T. Rowe Price New Asia Fund
T. Rowe Price New Asia Fund—I Class
T. Rowe Price New Asia Fund—Z Class

T. Rowe Price Overseas Stock Fund
T. Rowe Price Overseas Stock Fund—Advisor Class
T. Rowe Price Overseas Stock Fund—I Class
T. Rowe Price Overseas Stock Fund—Z Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund
T. Rowe Price International Equity Index Fund—Z Class

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.
T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class
T. Rowe Price Limited Duration Inflation Focused Bond Fund—Z Class

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund—Advisor Class
T. Rowe Price Mid-Cap Growth Fund—I Class
T. Rowe Price Mid-Cap Growth Fund—R Class
T. Rowe Price Mid-Cap Growth Fund—Z Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund—Advisor Class
T. Rowe Price Mid-Cap Value Fund—I Class
T. Rowe Price Mid-Cap Value Fund—R Class
T. Rowe Price Mid-Cap Value Fund—Z Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.
T. Rowe Price Multi-Strategy Total Return Fund
T. Rowe Price Multi-Strategy Total Return Fund—I Class

T. ROWE PRICE NEW ERA FUND, INC.
T. Rowe Price New Era Fund
T. Rowe Price New Era Fund—I Class

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. Rowe Price New Horizons Fund—I Class
T. Rowe Price New Horizons Fund—Z Class

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund—Advisor Class
T. Rowe Price New Income Fund—I Class
T. Rowe Price New Income Fund—R Class
T. Rowe Price New Income Fund—Z Class

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.
T. Rowe Price QM U.S. Bond Index Fund
T. Rowe Price QM U.S. Bond Index Fund—I Class
T. Rowe Price QM U.S. Bond Index Fund—Z Class

T. ROWE PRICE REAL ASSETS FUND, INC.
T. Rowe Price Real Assets Fund—I Class
T. Rowe Price Real Assets Fund—Z Class

T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund—Advisor Class
T. Rowe Price Real Estate Fund—I Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Fund
T. Rowe Price Transition Fund
T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2005 Fund—Advisor Class
T. Rowe Price Retirement 2005 Fund—I Class
T. Rowe Price Retirement 2005 Fund—R Class
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund—Advisor Class
T. Rowe Price Retirement 2010 Fund—I Class
T. Rowe Price Retirement 2010 Fund—R Class
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2015 Fund—Advisor Class
T. Rowe Price Retirement 2015 Fund—I Class
T. Rowe Price Retirement 2015 Fund—R Class
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund—Advisor Class
T. Rowe Price Retirement 2020 Fund—I Class
T. Rowe Price Retirement 2020 Fund—R Class
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2025 Fund—Advisor Class
T. Rowe Price Retirement 2025 Fund—I Class
T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund—Advisor Class
T. Rowe Price Retirement 2030 Fund—I Class
T. Rowe Price Retirement 2030 Fund—R Class
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2035 Fund—Advisor Class
T. Rowe Price Retirement 2035 Fund—I Class
T. Rowe Price Retirement 2035 Fund—R Class
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund—Advisor Class
T. Rowe Price Retirement 2040 Fund—I Class
T. Rowe Price Retirement 2040 Fund—R Class
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2045 Fund—Advisor Class
T. Rowe Price Retirement 2045 Fund—I Class
T. Rowe Price Retirement 2045 Fund—R Class
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2050 Fund—Advisor Class
T. Rowe Price Retirement 2050 Fund—I Class
T. Rowe Price Retirement 2050 Fund—R Class
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2055 Fund—Advisor Class
T. Rowe Price Retirement 2055 Fund—I Class
T. Rowe Price Retirement 2055 Fund—R Class
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement 2060 Fund—Advisor Class
T. Rowe Price Retirement 2060 Fund—I Class
T. Rowe Price Retirement 2060 Fund—R Class
T. Rowe Price Retirement 2065 Fund
T. Rowe Price Retirement 2065 Fund—Advisor Class
T. Rowe Price Retirement 2065 Fund—I Class
T. Rowe Price Retirement 2065 Fund—R Class
T. Rowe Price Retirement 2070 Fund
T. Rowe Price Retirement 2070 Fund—Advisor Class
T. Rowe Price Retirement 2070 Fund—I Class
T. Rowe Price Retirement 2070 Fund—R Class
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Balanced Fund—Advisor Class
T. Rowe Price Retirement Balanced Fund—I Class
T. Rowe Price Retirement Balanced Fund—R Class
T. Rowe Price Retirement Blend 2005 Fund
T. Rowe Price Retirement Blend 2005 Fund—I Class
T. Rowe Price Retirement Blend 2010 Fund
T. Rowe Price Retirement Blend 2010 Fund—I Class

T. Rowe Price Retirement Blend 2015 Fund
T. Rowe Price Retirement Blend 2015 Fund—I Class
T. Rowe Price Retirement Blend 2020 Fund
T. Rowe Price Retirement Blend 2020 Fund—I Class
T. Rowe Price Retirement Blend 2025 Fund
T. Rowe Price Retirement Blend 2025 Fund—I Class
T. Rowe Price Retirement Blend 2030 Fund
T. Rowe Price Retirement Blend 2030 Fund—I Class
T. Rowe Price Retirement Blend 2035 Fund
T. Rowe Price Retirement Blend 2035 Fund—I Class
T. Rowe Price Retirement Blend 2040 Fund
T. Rowe Price Retirement Blend 2040 Fund—I Class
T. Rowe Price Retirement Blend 2045 Fund
T. Rowe Price Retirement Blend 2045 Fund—I Class
T. Rowe Price Retirement Blend 2050 Fund
T. Rowe Price Retirement Blend 2050 Fund—I Class
T. Rowe Price Retirement Blend 2055 Fund
T. Rowe Price Retirement Blend 2055 Fund—I Class
T. Rowe Price Retirement Blend 2060 Fund
T. Rowe Price Retirement Blend 2060 Fund—I Class
T. Rowe Price Retirement Blend 2065 Fund
T. Rowe Price Retirement Blend 2065 Fund—I Class
T. Rowe Price Retirement Blend 2070 Fund
T. Rowe Price Retirement Blend 2070 Fund—I Class
T. Rowe Price Retirement Income 2020 Fund
T. Rowe Price Retirement Income 2020 Fund—I Class
T. Rowe Price Retirement Income 2025 Fund
T. Rowe Price Retirement Income 2025 Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2005 Fund—Advisor Class
T. Rowe Price Target 2005 Fund—I Class
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2010 Fund—Advisor Class
T. Rowe Price Target 2010 Fund—I Class
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2015 Fund—Advisor Class
T. Rowe Price Target 2015 Fund—I Class
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2020 Fund—Advisor Class
T. Rowe Price Target 2020 Fund—I Class
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2025 Fund—Advisor Class

T. Rowe Price Target 2025 Fund—I Class

T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2030 Fund—Advisor Class
T. Rowe Price Target 2030 Fund—I Class
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2035 Fund—Advisor Class
T. Rowe Price Target 2035 Fund—I Class
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2040 Fund—Advisor Class
T. Rowe Price Target 2040 Fund—I Class
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2045 Fund—Advisor Class
T. Rowe Price Target 2045 Fund—I Class
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2050 Fund—Advisor Class
T. Rowe Price Target 2050 Fund—I Class
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2055 Fund—Advisor Class
T. Rowe Price Target 2055 Fund—I Class
T. Rowe Price Target 2060 Fund
T. Rowe Price Target 2060 Fund—Advisor Class
T. Rowe Price Target 2060 Fund—I Class
T. Rowe Price Target 2065 Fund
T. Rowe Price Target 2065 Fund—Advisor Class
T. Rowe Price Target 2065 Fund—I Class
T. Rowe Price Target 2070 Fund
T. Rowe Price Target 2070 Fund—Advisor Class
T. Rowe Price Target 2070 Fund—I Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund—Advisor Class
T. Rowe Price Science & Technology Fund—I Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund—Advisor Class
T. Rowe Price Short-Term Bond Fund—I Class
T. Rowe Price Short-Term Bond Fund—Z Class
T. Rowe Price Short Duration Income Fund
T. Rowe Price Short Duration Income Fund—I Class
T. Rowe Price Ultra Short-Term Bond Fund
T. Rowe Price Ultra Short-Term Bond Fund—I Class
T. Rowe Price Ultra Short-Term Bond Fund—Z Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund—Advisor Class
T. Rowe Price Small-Cap Stock Fund—I Class
T. Rowe Price Small-Cap Stock Fund—Z Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund—Advisor Class
T. Rowe Price Small-Cap Value Fund—I Class
T. Rowe Price Small-Cap Value Fund—Z Class

T. ROWE PRICE SPECTRUM FUND, INC.
T. Rowe Price Spectrum Diversified Equity Fund
T. Rowe Price Spectrum Diversified Equity Fund—I Class
T. Rowe Price Spectrum Income Fund
T. Rowe Price Spectrum Income Fund—I Class
T. Rowe Price Spectrum International Equity Fund
T. Rowe Price Spectrum International Equity Fund—I Class

T. ROWE PRICE SPECTRUM FUNDS II, INC.
T. Rowe Price Spectrum Conservative Allocation Fund
T. Rowe Price Spectrum Conservative Allocation Fund—I Class
T. Rowe Price Spectrum Moderate Allocation Fund
T. Rowe Price Spectrum Moderate Allocation Fund—I Class
T. Rowe Price Spectrum Moderate Growth Allocation Fund
T. Rowe Price Spectrum Moderate Growth Allocation Fund—I Class

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price California Tax-Free Bond Fund—I Class
T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Georgia Tax-Free Bond Fund—I Class
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund—I Class
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund—I Class
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price Maryland Tax-Free Money Fund—I Class
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New Jersey Tax-Free Bond Fund—I Class
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund—I Class
T. Rowe Price Virginia Tax-Free Bond Fund
T. Rowe Price Virginia Tax-Free Bond Fund—I Class

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Income Fund—Advisor Class
T. Rowe Price Summit Municipal Income Fund—I Class
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class
T. Rowe Price Summit Municipal Intermediate Fund—I Class

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Equity Fund
T. Rowe Price Tax-Efficient Equity Fund—I Class

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund—I Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Tax-Free High Yield Fund
T. Rowe Price Tax-Free High Yield Fund—Advisor Class
T. Rowe Price Tax-Free High Yield Fund—I Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund—Advisor Class
T. Rowe Price Tax-Free Income Fund—I Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class
T. Rowe Price Tax-Free Short-Intermediate Fund—I Class

T. ROWE PRICE TOTAL RETURN FUND, INC.
T. Rowe Price Total Return Fund
T. Rowe Price Total Return Fund—Advisor Class
T. Rowe Price Total Return Fund—I Class

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.
T. Rowe Price U.S. Equity Research Fund
T. Rowe Price U.S. Equity Research Fund—Advisor Class
T. Rowe Price U.S. Equity Research Fund—I Class
T. Rowe Price U.S. Equity Research Fund—R Class
T. Rowe Price U.S. Equity Research Fund—Z Class

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.
T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class
T. Rowe Price U.S. Large-Cap Core Fund—I Class
T. Rowe Price U.S. Large-Cap Core Fund—Z Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
T. Rowe Price U.S. Treasury Intermediate Index Fund
T. Rowe Price U.S. Treasury Intermediate Index Fund—I Class
T. Rowe Price U.S. Treasury Intermediate Index Fund—Z Class
T. Rowe Price U.S. Treasury Long-Term Index Fund
T. Rowe Price U.S. Treasury Long-Term Index Fund—I Class
T. Rowe Price U.S. Treasury Long-Term Index Fund—Z Class
T. Rowe Price U.S. Treasury Money Fund
T. Rowe Price U.S. Treasury Money Fund—I Class
T. Rowe Price U.S. Treasury Money Fund—Z Class

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund—Advisor Class
T. Rowe Price Value Fund—I Class
T. Rowe Price Value Fund—Z Class

AMENDMENT NO. 1

TRANSFER AGENCY AND SERVICE AGREEMENT

Between

 T. ROWE PRICE SERVICES, INC.

And

 THE T. ROWE PRICE FUNDS

This Amendment No. 1 (this “Amendment”) to the Transfer Agency and Service Agreement as of February 1, 2026 (the “Agreement”) is made as of March 12, 2026, by and between T. ROWE PRICE SERVICES, INC., (“Price Services”) and EACH FUND listed on APPENDIX A to the Agreement. Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Agreement. Price Services and the Fund now desire to amend the Agreement pursuant to the terms set forth below.

WHEREAS, the T. Rowe Price Goldman Sachs Private Markets Fund desires to appoint Price Services as its transfer agent, dividend disbursing agent, and agent in connection with certain other activities and Price Services desires to accept such appointment;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties, the Agreement is hereby amended as follows:

1.	Article B. Duties of Price Services.

a.	The first bullet (Orders) under Article B, Paragraph 2 (Agreements with Intermediaries) of the Agreement is hereby deleted in its entirety and replaced with the following:

“●	Orders. Process the purchase, sale, exchange, Fund repurchase offer and related repurchase request (including allocation of repurchased Shares relating to oversubscriptions), and transfer of Fund shares by shareholders (including Retirement Accounts and 529 Plans) and transmit and settle such orders to Price Services in accordance with procedures established by such agreement. Receipt of orders by the Intermediary in good order by the close of trading on the New York Stock Exchange (“NYSE”) on a day when the NYSE is open (or such other time as determined by the Fund) shall be deemed receipt by the Fund for that day’s net asset value to the extent permitted by Rule 22c-1 of the Investment Company Act of 1940 (“‘40 Act”) and the agreement between Price Services and the Intermediary.”

b.	The third bullet (Fee Payments) under Article B, Paragraph 2 (Agreements with Intermediaries) of the Agreement is hereby deleted in its entirety and replaced with the following:

“●	Fee Payments. The Fund has instituted a program whereby it may, in its discretion, pay an Intermediary or a Retirement Plan a fee to compensate the third party providing certain services in accordance with the Fund’s Administrative Fee Payment (“AFP”) Program, 12b-1 Plan, or Shareholder Servicing and Distribution Plan (collectively, “Fee Payments”), as applicable. Each Fund authorizes Price Services or its affiliate to enter into, on its behalf, agreements with such Intermediaries for payments in consideration of such Intermediary’s performance of certain services in accordance with the Fund’s AFP Program or Shareholder Servicing and Distribution Plan, as applicable. Any payments owed under Fee Payment agreements shall be the obligation of the applicable Fund, not Price Services or its affiliates. Price Services or its affiliate shall also act as paying agent for such Fee Payments.”

2.	Article E. Representations and Warranties of the Fund. Article E of the Agreement is hereby deleted in its entirety and replaced with the following:

“E. Representations and Warranties of the Fund

1. Each Fund that is listed in APPENDIX A under subsection APPENDIX A-1 represents and warrants to Price Services that:

a. It is a corporation duly organized and existing and in good standing under the laws of Maryland;

b. It is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement;

c. All proceedings required by said Articles of Incorporation and By-Laws have been taken to authorize it to enter into and perform this Agreement;

d. It is an open-end management investment company registered under the ‘40 Act; and

e. A registration statement under the Securities Act of 1933 (“‘33 Act”) is currently effective and will remain effective, unless otherwise indicated in APPENDIX A, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

2. Each Fund that is listed in APPENDIX A under subsection APPENDIX A-2 represents and warrants to Price Services that:

a. It is a statutory trust established under the laws of Delaware;

b. It is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement;

c. All proceedings required by said Declaration of Trust and By-Laws have been taken to authorize it to enter into and perform this Agreement;

d. It is a closed-end management investment company registered under the ‘40 Act; and

e. A registration statement under the ‘33 Act is currently effective and will remain effective, unless otherwise indicated in APPENDIX A, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.”

3.	Article H. Documentation. Paragraphs 1, 2, and 3 under Article H of the Agreement are hereby deleted in their entirety and replaced with the following:

“1.	A certified copy of the resolution of the Board of Directors or Board of Trustees, as applicable, of the Fund (“Board”) authorizing the appointment of Price Services and the execution and delivery of this Agreement;

2.	A copy of the Articles of Incorporation or Declaration of Trust, as applicable, and By-Laws of the Fund and all amendments thereto;

3.	Information with respect to the validity of the Shares, the number of Shares authorized, the status of redeemed or repurchased Shares, as applicable, and the number of Shares with respect to which a Registration Statement has been filed and is in effect, each resolution of the Board authorizing the original issue of its Shares;”

4.	SCHEDULE 1. SCHEDULE 1 to the Agreement is hereby deleted in its entirety and replaced as set forth in Exhibit A to this Amendment attached hereto.

5.	APPENDIX A. APPENDIX A to the Agreement is hereby deleted in its entirety and replaced as set forth in Exhibit B to this Amendment attached hereto. For the avoidance of doubt, APPENDIX A-1 and APPENDIX A-2 are subsections of APPENDIX A and not separate appendices and together constitute APPENDIX A as referenced throughout the Agreement.

All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE SERVICES, INC.		T. ROWE PRICE FUNDS

By:	/s/Stephen G. Swirnow	By:	/s/Fran Pollack-Matz
Name:	Stephen G. Swirnow	Name:	Fran Pollack-Matz

Title:	Vice President	Title:	Vice President

Exhibit A

SCHEDULE 1

Price Services agrees that it will perform Services on behalf of the Fund for Direct Accounts in accordance with procedures developed and maintained by Price Services, all applicable laws and the Fund’s then-current prospectus. Such Services include, but are not limited to, the following:

-	Establishing Shareholder and Intermediary accounts

-	Processing purchase, redemption and exchange orders

-	Processing repurchase offers and related repurchase requests

-	Performing repurchase calculations relating to repurchase oversubscriptions in accordance with Fund instructions

-	Receiving and disbursing settlement proceeds

-	Processing checkwriting redemptions

-	Processing fund mergers and reorganizations

-	Processing transfer of ownership orders

-	Processing maintenance requests on Shareholder accounts

-	Processing transactions unique to Retirement Accounts (e.g., RMDs, etc.)

-	Processing adjustments in Shareholder accounts and monitoring and reporting Gains and Losses resulting from As Of Transactions

-	Processing electronic or digital debits or payments

-	Handling returned checks, ACH debits and uncollected funds

-	Processing dividends, distributions and other Fund corporate actions for Shareholder accounts

-	Preparing and transmitting Shareholder tax information and government reporting

-	Performing federal and state income tax withholding and remittance and associated reporting

-	Monitoring and enforcing the Fund’s excessive trading policy

-	Performing lost Shareholder identification and searches

-	Performing unresponsive check payee notifications

-	Reviewing, reporting and remitting abandoned property to the states

-	Responding to Shareholder correspondence

-	Reporting lost or stolen Fund certificates

-	Maintaining telephone and digital access to service Shareholder accounts

-	Collecting and remitting Shareholder/Plan Participant fees

-	Calculating and paying Fee Payments

S-1

-	Preparing and delivering confirmations, statements and tax forms to Shareholders and Plan Participants

-	Oversight of the delivery of prospectuses, shareholder reports and other required mailings to Shareholders

-	Maintaining books and records for the Fund

-	Recording authorized issued and outstanding Shares

-	Performing bank reconciliation process

-	Coordinating with Independent Public Accountants for reviews and audits

-	Maintaining and providing information necessary for the completion of required regulatory filings

-	Furnishing Blue Sky and other information to the Fund

-	Developing, implementing and maintaining systems, policies and procedures designed to prevent unauthorized access to Shareholder accounts

-	Performing functions for compliance with the Fund’s Anti-Money Laundering, OFAC and Identity Theft Program

-	Performing functions for compliance with the Fund’s Regulation S-P Framework

-	Maintaining and testing of business continuity plan

-	Developing, implementing and maintaining policies and procedures to comply with new and existing regulations, as applicable

-	Oversight of third-party service providers

-	Performing such other services as mutually agreed upon by the parties

S-2

Exhibit B

APPENDIX A

APPENDIX A-1

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.
T. Rowe Price All-Cap Opportunities Fund
T. Rowe Price All-Cap Opportunities Fund—Advisor Class
T. Rowe Price All-Cap Opportunities Fund—I Class
T. Rowe Price All-Cap Opportunities Fund—Z Class

T. ROWE PRICE BALANCED FUND, INC.
T. Rowe Price Balanced Fund—I Class

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund—Advisor Class
T. Rowe Price Blue Chip Growth Fund—I Class
T. Rowe Price Blue Chip Growth Fund—R Class
T. Rowe Price Blue Chip Growth Fund—Z Class

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Appreciation Fund—Advisor Class
T. Rowe Price Capital Appreciation Fund—I Class
T. Rowe Price Capital Appreciation and Income Fund
T. Rowe Price Capital Appreciation and Income Fund—I Class

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.
T. Rowe Price Communications & Technology Fund
T. Rowe Price Communications & Technology Fund—I Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.
T. Rowe Price Corporate Income Fund—I Class
T. Rowe Price Corporate Income Fund—Z Class

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.
T. Rowe Price Credit Opportunities Fund—Advisor Class
T. Rowe Price Credit Opportunities Fund—I Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.
T. Rowe Price Diversified Mid-Cap Growth Fund—I Class

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund—Advisor Class
T. Rowe Price Dividend Growth Fund—I Class
T. Rowe Price Dividend Growth Fund—Z Class

T. ROWE PRICE EQUITY FUNDS, INC.
T. Rowe Price Hedged Equity Fund
T. Rowe Price Hedged Equity Fund—I Class
T. Rowe Price Hedged Equity Fund—Z Class
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Large-Cap Growth Fund
T. Rowe Price Large-Cap Growth Fund—I Class
T. Rowe Price Large-Cap Value Fund
T. Rowe Price Large-Cap Value Fund—I Class

T. ROWE PRICE EQUITY INCOME FUND, INC.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Income Fund—Advisor Class
T. Rowe Price Equity Income Fund—I Class
T. Rowe Price Equity Income Fund—R Class
T. Rowe Price Equity Income Fund—Z Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio—II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio—II
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio—II
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio—II
T. Rowe Price Moderate Allocation Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. Rowe Price Financial Services Fund—I Class

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Limited-Term Bond Portfolio—II

T. ROWE PRICE FLOATING RATE FUND, INC.
T. Rowe Price Floating Rate Fund
T. Rowe Price Floating Rate Fund—Advisor Class
T. Rowe Price Floating Rate Fund—I Class
T. Rowe Price Floating Rate Fund—Z Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.
T. Rowe Price Global Allocation Fund
T. Rowe Price Global Allocation Fund—Advisor Class
T. Rowe Price Global Allocation Fund—I Class

T. ROWE PRICE GLOBAL FUNDS, INC.
T. Rowe Price Global Value Equity Fund
T. Rowe Price Global Value Equity Fund—I Class
T. Rowe Price Institutional Emerging Markets Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.
T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class
T. Rowe Price Global Multi-Sector Bond Fund—I Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.
T. Rowe Price Global Real Estate Fund—Advisor Class
T. Rowe Price Global Real Estate Fund—I Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
T. Rowe Price Global Technology Fund—I Class

T. ROWE PRICE GNMA FUND, INC.
T. Rowe Price GNMA Fund
T. Rowe Price GNMA Fund—I Class

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.
T. Rowe Price Government Money Fund—I Class

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund—Advisor Class
T. Rowe Price Growth Stock Fund—I Class
T. Rowe Price Growth Stock Fund—R Class
T. Rowe Price Growth Stock Fund—Z Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. Rowe Price Health Sciences Fund—I Class

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund—Advisor Class
T. Rowe Price High Yield Fund—I Class
T. Rowe Price High Yield Fund—Z Class
T. Rowe Price U.S. High Yield Fund
T. Rowe Price U.S. High Yield Fund—Advisor Class
T. Rowe Price U.S. High Yield Fund—I Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Equity Index 500 Fund—I Class
T. Rowe Price Equity Index 500 Fund—Z Class
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Mid-Cap Index Fund—I Class
T. Rowe Price Mid-Cap Index Fund—Z Class
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Small-Cap Index Fund—I Class
T. Rowe Price Small-Cap Index Fund—Z Class
T. Rowe Price Total Equity Market Index Fund
T. Rowe Price U.S. Limited Duration TIPS Index Fund
T. Rowe Price U.S. Limited Duration TIPS Index Fund—I Class
T. Rowe Price U.S. Limited Duration TIPS Index Fund—Z Class

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.
T. Rowe Price Inflation Protected Bond Fund—I Class
T. Rowe Price Inflation Protected Bond Fund—Z Class

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional Floating Rate Fund—F Class
T. Rowe Price Institutional Floating Rate Fund—Z Class
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.
T. Rowe Price Integrated Global Equity Fund
T. Rowe Price Integrated Global Equity Fund—I Class
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—Advisor Class
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—I Class
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—Advisor Class
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—I Class

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—Advisor Class
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—I Class

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Intermediate Tax-Free High Yield Fund
T. Rowe Price Intermediate Tax-Free High Yield Fund—I Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Africa & Middle East Fund—I Class
T. Rowe Price Africa & Middle East Fund—Z Class
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Asia Opportunities Fund—Advisor Class
T. Rowe Price Asia Opportunities Fund—I Class
T. Rowe Price China Evolution Equity Fund
T. Rowe Price China Evolution Equity Fund—I Class
T. Rowe Price Dynamic Credit Fund
T. Rowe Price Dynamic Credit Fund—I Class
T. Rowe Price Dynamic Credit Fund—Z Class
T. Rowe Price Dynamic Global Bond Fund
T. Rowe Price Dynamic Global Bond Fund—Advisor Class
T. Rowe Price Dynamic Global Bond Fund—I Class
T. Rowe Price Dynamic Global Bond Fund—Z Class
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Europe Fund—I Class
T. Rowe Price Emerging Europe Fund—Z Class
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Bond Fund—Advisor Class
T. Rowe Price Emerging Markets Bond Fund—I Class
T. Rowe Price Emerging Markets Bond Fund—Z Class
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class
T. Rowe Price Emerging Markets Corporate Bond Fund—I Class
T. Rowe Price Emerging Markets Corporate Bond Fund—Z Class
T. Rowe Price Emerging Markets Discovery Stock Fund
T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class
T. Rowe Price Emerging Markets Discovery Stock Fund—I Class
T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class
T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class
T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class

T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Stock Fund—I Class
T. Rowe Price Emerging Markets Stock Fund—Z Class
T. Rowe Price European Stock Fund
T. Rowe Price European Stock Fund—I Class
T. Rowe Price European Stock Fund—Z Class
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Growth Stock Fund—Advisor Class
T. Rowe Price Global Growth Stock Fund—I Class
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global High Income Bond Fund—Advisor Class
T. Rowe Price Global High Income Bond Fund—I Class
T. Rowe Price Global Impact Equity Fund
T. Rowe Price Global Impact Equity Fund—I Class
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Industrials Fund—I Class
T. Rowe Price Global Stock Fund
T. Rowe Price Global Stock Fund—Advisor Class
T. Rowe Price Global Stock Fund—I Class
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund—Advisor Class
T. Rowe Price International Bond Fund—I Class
T. Rowe Price International Bond Fund—Z Class
T. Rowe Price International Bond Fund (USD Hedged)
T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class
T. Rowe Price International Bond Fund (USD Hedged)—I Class
T. Rowe Price International Bond Fund (USD Hedged)—Z Class
T. Rowe Price International Disciplined Equity Fund
T. Rowe Price International Disciplined Equity Fund—Advisor Class
T. Rowe Price International Disciplined Equity Fund—I Class
T. Rowe Price International Discovery Fund
T. Rowe Price International Discovery Fund—I Class
T. Rowe Price International Discovery Fund—Z Class
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund—Advisor Class
T. Rowe Price International Stock Fund—I Class
T. Rowe Price International Stock Fund—R Class
T. Rowe Price International Stock Fund—Z Class
T. Rowe Price International Value Equity Fund
T. Rowe Price International Value Equity Fund—Advisor Class
T. Rowe Price International Value Equity Fund—I Class
T. Rowe Price International Value Equity Fund—R Class
T. Rowe Price International Value Equity Fund—Z Class

T. Rowe Price Japan Fund
T. Rowe Price Japan Fund—I Class
T. Rowe Price Japan Fund—Z Class
T. Rowe Price Latin America Fund
T. Rowe Price Latin America Fund—I Class
T. Rowe Price Latin America Fund—Z Class
T. Rowe Price New Asia Fund
T. Rowe Price New Asia Fund—I Class
T. Rowe Price New Asia Fund—Z Class
T. Rowe Price Overseas Stock Fund
T. Rowe Price Overseas Stock Fund—Advisor Class
T. Rowe Price Overseas Stock Fund—I Class
T. Rowe Price Overseas Stock Fund—Z Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund
T. Rowe Price International Equity Index Fund—Z Class

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.
T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class
T. Rowe Price Limited Duration Inflation Focused Bond Fund—Z Class

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund—Advisor Class
T. Rowe Price Mid-Cap Growth Fund—I Class
T. Rowe Price Mid-Cap Growth Fund—R Class
T. Rowe Price Mid-Cap Growth Fund—Z Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund—Advisor Class
T. Rowe Price Mid-Cap Value Fund—I Class
T. Rowe Price Mid-Cap Value Fund—R Class
T. Rowe Price Mid-Cap Value Fund—Z Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.
T. Rowe Price Multi-Strategy Total Return Fund
T. Rowe Price Multi-Strategy Total Return Fund—I Class

T. ROWE PRICE NEW ERA FUND, INC.
T. Rowe Price New Era Fund
T. Rowe Price New Era Fund—I Class

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. Rowe Price New Horizons Fund—I Class
T. Rowe Price New Horizons Fund—Z Class

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund—Advisor Class
T. Rowe Price New Income Fund—I Class
T. Rowe Price New Income Fund—R Class
T. Rowe Price New Income Fund—Z Class

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.
T. Rowe Price QM U.S. Bond Index Fund
T. Rowe Price QM U.S. Bond Index Fund—I Class
T. Rowe Price QM U.S. Bond Index Fund—Z Class

T. ROWE PRICE REAL ASSETS FUND, INC.
T. Rowe Price Real Assets Fund—I Class
T. Rowe Price Real Assets Fund—Z Class

T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund—Advisor Class
T. Rowe Price Real Estate Fund—I Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Fund*
T. Rowe Price Transition Fund*
T. Rowe Price Treasury Reserve Fund*

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2005 Fund—Advisor Class
T. Rowe Price Retirement 2005 Fund—I Class
T. Rowe Price Retirement 2005 Fund—R Class
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund—Advisor Class
T. Rowe Price Retirement 2010 Fund—I Class
T. Rowe Price Retirement 2010 Fund—R Class
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2015 Fund—Advisor Class
T. Rowe Price Retirement 2015 Fund—I Class
T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund—Advisor Class
T. Rowe Price Retirement 2020 Fund—I Class
T. Rowe Price Retirement 2020 Fund—R Class
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2025 Fund—Advisor Class
T. Rowe Price Retirement 2025 Fund—I Class
T. Rowe Price Retirement 2025 Fund—R Class
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund—Advisor Class
T. Rowe Price Retirement 2030 Fund—I Class
T. Rowe Price Retirement 2030 Fund—R Class
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2035 Fund—Advisor Class
T. Rowe Price Retirement 2035 Fund—I Class
T. Rowe Price Retirement 2035 Fund—R Class
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund—Advisor Class
T. Rowe Price Retirement 2040 Fund—I Class
T. Rowe Price Retirement 2040 Fund—R Class
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2045 Fund—Advisor Class
T. Rowe Price Retirement 2045 Fund—I Class
T. Rowe Price Retirement 2045 Fund—R Class
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2050 Fund—Advisor Class
T. Rowe Price Retirement 2050 Fund—I Class
T. Rowe Price Retirement 2050 Fund—R Class
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2055 Fund—Advisor Class
T. Rowe Price Retirement 2055 Fund—I Class
T. Rowe Price Retirement 2055 Fund—R Class
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement 2060 Fund—Advisor Class
T. Rowe Price Retirement 2060 Fund—I Class
T. Rowe Price Retirement 2060 Fund—R Class
T. Rowe Price Retirement 2065 Fund
T. Rowe Price Retirement 2065 Fund—Advisor Class
T. Rowe Price Retirement 2065 Fund—I Class
T. Rowe Price Retirement 2065 Fund—R Class
T. Rowe Price Retirement 2070 Fund
T. Rowe Price Retirement 2070 Fund—Advisor Class
T. Rowe Price Retirement 2070 Fund—I Class
T. Rowe Price Retirement 2070 Fund—R Class

T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Balanced Fund—Advisor Class
T. Rowe Price Retirement Balanced Fund—I Class
T. Rowe Price Retirement Balanced Fund—R Class
T. Rowe Price Retirement Blend 2005 Fund
T. Rowe Price Retirement Blend 2005 Fund—I Class
T. Rowe Price Retirement Blend 2010 Fund
T. Rowe Price Retirement Blend 2010 Fund—I Class
T. Rowe Price Retirement Blend 2015 Fund
T. Rowe Price Retirement Blend 2015 Fund—I Class
T. Rowe Price Retirement Blend 2020 Fund
T. Rowe Price Retirement Blend 2020 Fund—I Class
T. Rowe Price Retirement Blend 2025 Fund
T. Rowe Price Retirement Blend 2025 Fund—I Class
T. Rowe Price Retirement Blend 2030 Fund
T. Rowe Price Retirement Blend 2030 Fund—I Class
T. Rowe Price Retirement Blend 2035 Fund
T. Rowe Price Retirement Blend 2035 Fund—I Class
T. Rowe Price Retirement Blend 2040 Fund
T. Rowe Price Retirement Blend 2040 Fund—I Class
T. Rowe Price Retirement Blend 2045 Fund
T. Rowe Price Retirement Blend 2045 Fund—I Class
T. Rowe Price Retirement Blend 2050 Fund
T. Rowe Price Retirement Blend 2050 Fund—I Class
T. Rowe Price Retirement Blend 2055 Fund
T. Rowe Price Retirement Blend 2055 Fund—I Class
T. Rowe Price Retirement Blend 2060 Fund
T. Rowe Price Retirement Blend 2060 Fund—I Class
T. Rowe Price Retirement Blend 2065 Fund
T. Rowe Price Retirement Blend 2065 Fund—I Class
T. Rowe Price Retirement Blend 2070 Fund
T. Rowe Price Retirement Blend 2070 Fund—I Class
T. Rowe Price Retirement Income 2020 Fund
T. Rowe Price Retirement Income 2020 Fund—I Class
T. Rowe Price Retirement Income 2025 Fund
T. Rowe Price Retirement Income 2025 Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2005 Fund—Advisor Class
T. Rowe Price Target 2005 Fund—I Class
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2010 Fund—Advisor Class
T. Rowe Price Target 2010 Fund—I Class
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2015 Fund—Advisor Class
T. Rowe Price Target 2015 Fund—I Class

T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2020 Fund—Advisor Class
T. Rowe Price Target 2020 Fund—I Class
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2025 Fund—Advisor Class
T. Rowe Price Target 2025 Fund—I Class
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2030 Fund—Advisor Class
T. Rowe Price Target 2030 Fund—I Class
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2035 Fund—Advisor Class
T. Rowe Price Target 2035 Fund—I Class
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2040 Fund—Advisor Class
T. Rowe Price Target 2040 Fund—I Class
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2045 Fund—Advisor Class
T. Rowe Price Target 2045 Fund—I Class
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2050 Fund—Advisor Class
T. Rowe Price Target 2050 Fund—I Class
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2055 Fund—Advisor Class
T. Rowe Price Target 2055 Fund—I Class
T. Rowe Price Target 2060 Fund
T. Rowe Price Target 2060 Fund—Advisor Class
T. Rowe Price Target 2060 Fund—I Class
T. Rowe Price Target 2065 Fund
T. Rowe Price Target 2065 Fund—Advisor Class
T. Rowe Price Target 2065 Fund—I Class
T. Rowe Price Target 2070 Fund
T. Rowe Price Target 2070 Fund—Advisor Class
T. Rowe Price Target 2070 Fund—I Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund—Advisor Class
T. Rowe Price Science & Technology Fund—I Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund—Advisor Class
T. Rowe Price Short-Term Bond Fund—I Class
T. Rowe Price Short-Term Bond Fund—Z Class
T. Rowe Price Short Duration Income Fund
T. Rowe Price Short Duration Income Fund—I Class

T. Rowe Price Ultra Short-Term Bond Fund
T. Rowe Price Ultra Short-Term Bond Fund—I Class
T. Rowe Price Ultra Short-Term Bond Fund—Z Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund—Advisor Class
T. Rowe Price Small-Cap Stock Fund—I Class
T. Rowe Price Small-Cap Stock Fund—Z Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund—Advisor Class
T. Rowe Price Small-Cap Value Fund—I Class
T. Rowe Price Small-Cap Value Fund—Z Class

T. ROWE PRICE SPECTRUM FUND, INC.
T. Rowe Price Spectrum Diversified Equity Fund
T. Rowe Price Spectrum Diversified Equity Fund—I Class
T. Rowe Price Spectrum Income Fund
T. Rowe Price Spectrum Income Fund—I Class
T. Rowe Price Spectrum International Equity Fund
T. Rowe Price Spectrum International Equity Fund—I Class

T. ROWE PRICE SPECTRUM FUNDS II, INC.
T. Rowe Price Spectrum Conservative Allocation Fund
T. Rowe Price Spectrum Conservative Allocation Fund—I Class
T. Rowe Price Spectrum Moderate Allocation Fund
T. Rowe Price Spectrum Moderate Allocation Fund—I Class
T. Rowe Price Spectrum Moderate Growth Allocation Fund
T. Rowe Price Spectrum Moderate Growth Allocation Fund—I Class

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price California Tax-Free Bond Fund—I Class
T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Georgia Tax-Free Bond Fund—I Class
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund—I Class
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund—I Class
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price Maryland Tax-Free Money Fund—I Class
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New Jersey Tax-Free Bond Fund—I Class
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund—I Class

T. Rowe Price Virginia Tax-Free Bond Fund
T. Rowe Price Virginia Tax-Free Bond Fund—I Class

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Income Fund—Advisor Class
T. Rowe Price Summit Municipal Income Fund—I Class
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class
T. Rowe Price Summit Municipal Intermediate Fund—I Class

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Equity Fund
T. Rowe Price Tax-Efficient Equity Fund—I Class

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund—I Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Tax-Free High Yield Fund
T. Rowe Price Tax-Free High Yield Fund—Advisor Class
T. Rowe Price Tax-Free High Yield Fund—I Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund—Advisor Class
T. Rowe Price Tax-Free Income Fund—I Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class
T. Rowe Price Tax-Free Short-Intermediate Fund—I Class

T. ROWE PRICE TOTAL RETURN FUND, INC.
T. Rowe Price Total Return Fund
T. Rowe Price Total Return Fund—Advisor Class
T. Rowe Price Total Return Fund—I Class

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.
T. Rowe Price U.S. Equity Research Fund
T. Rowe Price U.S. Equity Research Fund—Advisor Class
T. Rowe Price U.S. Equity Research Fund—I Class
T. Rowe Price U.S. Equity Research Fund—R Class
T. Rowe Price U.S. Equity Research Fund—Z Class

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.
T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class
T. Rowe Price U.S. Large-Cap Core Fund—I Class
T. Rowe Price U.S. Large-Cap Core Fund—Z Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
T. Rowe Price U.S. Treasury Intermediate Index Fund
T. Rowe Price U.S. Treasury Intermediate Index Fund—I Class
T. Rowe Price U.S. Treasury Intermediate Index Fund—Z Class
T. Rowe Price U.S. Treasury Long-Term Index Fund
T. Rowe Price U.S. Treasury Long-Term Index Fund—I Class
T. Rowe Price U.S. Treasury Long-Term Index Fund—Z Class
T. Rowe Price U.S. Treasury Money Fund
T. Rowe Price U.S. Treasury Money Fund—I Class
T. Rowe Price U.S. Treasury Money Fund—Z Class

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund—Advisor Class
T. Rowe Price Value Fund—I Class
T. Rowe Price Value Fund—Z Class

APPENDIX A-2

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND
T. Rowe Price Goldman Sachs Private Markets Fund – Class A
T. Rowe Price Goldman Sachs Private Markets Fund – Class D
T. Rowe Price Goldman Sachs Private Markets Fund – Class I

* Fund does not have a registration statement under the ‘33 Act.

AMENDMENT NO. 2

TRANSFER AGENCY AND SERVICE AGREEMENT

Between

T. ROWE PRICE SERVICES, INC.

And

THE T. ROWE PRICE FUNDS

This Amendment No. 2 (this “Amendment”) to the Transfer Agency and Service Agreement as of February 1, 2026 (the “Agreement”) is made as of August 3, 2026, by and between T. ROWE PRICE SERVICES, INC., (“Price Services”) and EACH FUND listed on APPENDIX A to the Agreement. Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Agreement. Price Services and the Fund now desire to amend the Agreement pursuant to the terms set forth below.

WHEREAS, the T. Rowe Price Goldman Sachs All Equity Access Fund desires to appoint Price Services as its transfer agent, dividend disbursing agent, and agent in connection with certain other activities and Price Services desires to accept such appointment;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties, the Agreement is hereby amended as follows:

1.	APPENDIX A. APPENDIX A to the Agreement is hereby deleted in its entirety and replaced as set forth in Exhibit A to this Amendment attached hereto. For the avoidance of doubt, APPENDIX A-1 and APPENDIX A-2 are subsections of APPENDIX A and not separate appendices and together constitute APPENDIX A as referenced throughout the Agreement.

All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE SERVICES, INC.		T. ROWE PRICE FUNDS

By:	/s/ Stephen G. Swirnow	By:	/s/ Fran Pollack-Matz

Name: Stephen G. Swirnow Title: Vice President		Name: Fran Pollack-Matz Title: Vice President

Exhibit A

APPENDIX A

APPENDIX A-1

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

T. Rowe Price All-Cap Opportunities Fund

T. Rowe Price All-Cap Opportunities Fund—Advisor Class

T. Rowe Price All-Cap Opportunities Fund—I Class

T. Rowe Price All-Cap Opportunities Fund—Z Class

T. ROWE PRICE BALANCED FUND, INC.

T. Rowe Price Balanced Fund—I Class

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—I Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. Rowe Price Blue Chip Growth Fund—Z Class

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. Rowe Price Capital Appreciation Fund—I Class

T. Rowe Price Capital Appreciation and Income Fund

T. Rowe Price Capital Appreciation and Income Fund—I Class

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. Rowe Price Communications & Technology Fund

T. Rowe Price Communications & Technology Fund—I Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. Rowe Price Corporate Income Fund—I Class

T. Rowe Price Corporate Income Fund—Z Class

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. Rowe Price Credit Opportunities Fund—I Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. Rowe Price Diversified Mid-Cap Growth Fund—I Class

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. Rowe Price Dividend Growth Fund—I Class

T. Rowe Price Dividend Growth Fund—Z Class

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Hedged Equity Fund

T. Rowe Price Hedged Equity Fund—I Class

T. Rowe Price Hedged Equity Fund—Z Class

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Growth Fund—I Class

T. Rowe Price Large-Cap Value Fund

T. Rowe Price Large-Cap Value Fund—I Class

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—I Class

T. Rowe Price Equity Income Fund—R Class

T. Rowe Price Equity Income Fund—Z Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price Moderate Allocation Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. Rowe Price Financial Services Fund—I Class

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund

T. Rowe Price Floating Rate Fund—Advisor Class

T. Rowe Price Floating Rate Fund—I Class

T. Rowe Price Floating Rate Fund—Z Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund

T. Rowe Price Global Allocation Fund—Advisor Class

T. Rowe Price Global Allocation Fund—I Class

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Global Value Equity Fund

T. Rowe Price Global Value Equity Fund—I Class

T. Rowe Price Institutional Emerging Markets Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class

T. Rowe Price Global Multi-Sector Bond Fund—I Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. Rowe Price Global Real Estate Fund—I Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. Rowe Price Global Technology Fund—I Class

T. ROWE PRICE GNMA FUND, INC.

T. Rowe Price GNMA Fund

T. Rowe Price GNMA Fund—I Class

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. Rowe Price Government Money Fund—I Class

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—I Class

T. Rowe Price Growth Stock Fund—R Class

T. Rowe Price Growth Stock Fund—Z Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. Rowe Price Health Sciences Fund—I Class

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. Rowe Price High Yield Fund—I Class

T. Rowe Price High Yield Fund—Z Class

T. Rowe Price U.S. High Yield Fund

T. Rowe Price U.S. High Yield Fund—Advisor Class

T. Rowe Price U.S. High Yield Fund—I Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Equity Index 500 Fund—I Class

T. Rowe Price Equity Index 500 Fund—Z Class

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Mid-Cap Index Fund—I Class

T. Rowe Price Mid-Cap Index Fund—Z Class

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Small-Cap Index Fund—I Class

T. Rowe Price Small-Cap Index Fund—Z Class

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund—I Class

T. Rowe Price U.S. Limited Duration TIPS Index Fund—Z Class

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. Rowe Price Inflation Protected Bond Fund—I Class

T. Rowe Price Inflation Protected Bond Fund—Z Class

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Floating Rate Fund—Z Class

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

T. Rowe Price Integrated Global Equity Fund

T. Rowe Price Integrated Global Equity Fund—I Class

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—Advisor Class

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—I Class

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—Advisor Class

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—I Class

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—Advisor Class

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—I Class

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Intermediate Tax-Free High Yield Fund

T. Rowe Price Intermediate Tax-Free High Yield Fund—I Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Africa & Middle East Fund—I Class

T. Rowe Price Africa & Middle East Fund—Z Class

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund—Advisor Class

T. Rowe Price Asia Opportunities Fund—I Class

T. Rowe Price China Evolution Equity Fund

T. Rowe Price China Evolution Equity Fund—I Class

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Credit Fund—I Class

T. Rowe Price Dynamic Credit Fund—Z Class

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Dynamic Global Bond Fund—Advisor Class

T. Rowe Price Dynamic Global Bond Fund—I Class

T. Rowe Price Dynamic Global Bond Fund—Z Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Europe Fund—I Class

T. Rowe Price Emerging Europe Fund—Z Class

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Bond Fund—I Class

T. Rowe Price Emerging Markets Bond Fund—Z Class

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Corporate Bond Fund—I Class

T. Rowe Price Emerging Markets Corporate Bond Fund—Z Class

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class

T. Rowe Price Emerging Markets Discovery Stock Fund—I Class

T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class

T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Emerging Markets Stock Fund—I Class

T. Rowe Price Emerging Markets Stock Fund—Z Class

T. Rowe Price European Stock Fund

T. Rowe Price European Stock Fund—I Class

T. Rowe Price European Stock Fund—Z Class

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock Fund—Advisor Class

T. Rowe Price Global Growth Stock Fund—I Class

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global High Income Bond Fund—Advisor Class

T. Rowe Price Global High Income Bond Fund—I Class

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Impact Equity Fund—I Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Industrials Fund—I Class

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price Global Stock Fund—I Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Bond Fund—I Class

T. Rowe Price International Bond Fund—Z Class

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class

T. Rowe Price International Bond Fund (USD Hedged)—I Class

T. Rowe Price International Bond Fund (USD Hedged)—Z Class

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Disciplined Equity Fund—Advisor Class

T. Rowe Price International Disciplined Equity Fund—I Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Discovery Fund—I Class

T. Rowe Price International Discovery Fund—Z Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—I Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price International Stock Fund—Z Class

T. Rowe Price International Value Equity Fund

T. Rowe Price International Value Equity Fund—Advisor Class

T. Rowe Price International Value Equity Fund—I Class

T. Rowe Price International Value Equity Fund—R Class

T. Rowe Price International Value Equity Fund—Z Class

T. Rowe Price Japan Fund

T. Rowe Price Japan Fund—I Class

T. Rowe Price Japan Fund—Z Class

T. Rowe Price Latin America Fund

T. Rowe Price Latin America Fund—I Class

T. Rowe Price Latin America Fund—Z Class

T. Rowe Price New Asia Fund

T. Rowe Price New Asia Fund—I Class

T. Rowe Price New Asia Fund—Z Class

T. Rowe Price Overseas Stock Fund

T. Rowe Price Overseas Stock Fund—Advisor Class

T. Rowe Price Overseas Stock Fund—I Class

T. Rowe Price Overseas Stock Fund—Z Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. Rowe Price International Equity Index Fund—Z Class

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class

T. Rowe Price Limited Duration Inflation Focused Bond Fund—Z Class

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—I Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. Rowe Price Mid-Cap Growth Fund—Z Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—I Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. Rowe Price Mid-Cap Value Fund—Z Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. Rowe Price Multi-Strategy Total Return Fund

T. Rowe Price Multi-Strategy Total Return Fund—I Class

T. ROWE PRICE NEW ERA FUND, INC.

T. Rowe Price New Era Fund

T. Rowe Price New Era Fund—I Class

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. Rowe Price New Horizons Fund—I Class

T. Rowe Price New Horizons Fund—Z Class

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—I Class

T. Rowe Price New Income Fund—R Class

T. Rowe Price New Income Fund—Z Class

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. Rowe Price QM U.S. Bond Index Fund

T. Rowe Price QM U.S. Bond Index Fund—I Class

T. Rowe Price QM U.S. Bond Index Fund—Z Class

T. ROWE PRICE REAL ASSETS FUND, INC.

T. Rowe Price Real Assets Fund—I Class

T. Rowe Price Real Assets Fund—Z Class

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. Rowe Price Real Estate Fund—I Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund*

T. Rowe Price Transition Fund*

T. Rowe Price Treasury Reserve Fund*

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—I Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—I Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—I Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—I Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—I Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—I Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—I Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—I Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—I Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—I Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—I Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2060 Fund—Advisor Class

T. Rowe Price Retirement 2060 Fund—I Class

T. Rowe Price Retirement 2060 Fund—R Class

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement 2065 Fund—Advisor Class

T. Rowe Price Retirement 2065 Fund—I Class

T. Rowe Price Retirement 2065 Fund—R Class

T. Rowe Price Retirement 2070 Fund

T. Rowe Price Retirement 2070 Fund—Advisor Class

T. Rowe Price Retirement 2070 Fund—I Class

T. Rowe Price Retirement 2070 Fund—R Class

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Balanced Fund—Advisor Class

T. Rowe Price Retirement Balanced Fund—I Class

T. Rowe Price Retirement Balanced Fund—R Class

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2005 Fund—I Class

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2010 Fund—I Class

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2015 Fund—I Class

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2020 Fund—I Class

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2025 Fund—I Class

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2030 Fund—I Class

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2035 Fund—I Class

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2040 Fund—I Class

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2045 Fund—I Class

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2050 Fund—I Class

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2055 Fund—I Class

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2060 Fund—I Class

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Blend 2065 Fund—I Class

T. Rowe Price Retirement Blend 2070 Fund

T. Rowe Price Retirement Blend 2070 Fund—I Class

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement Income 2020 Fund—I Class

T. Rowe Price Retirement Income 2025 Fund

T. Rowe Price Retirement Income 2025 Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2005 Fund—Advisor Class

T. Rowe Price Target 2005 Fund—I Class

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2010 Fund—Advisor Class

T. Rowe Price Target 2010 Fund—I Class

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2015 Fund—Advisor Class

T. Rowe Price Target 2015 Fund—I Class

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2020 Fund—Advisor Class

T. Rowe Price Target 2020 Fund—I Class

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2025 Fund—Advisor Class

T. Rowe Price Target 2025 Fund—I Class

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2030 Fund—Advisor Class

T. Rowe Price Target 2030 Fund—I Class

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2035 Fund—Advisor Class

T. Rowe Price Target 2035 Fund—I Class

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2040 Fund—Advisor Class

T. Rowe Price Target 2040 Fund—I Class

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2045 Fund—Advisor Class

T. Rowe Price Target 2045 Fund—I Class

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2050 Fund—Advisor Class

T. Rowe Price Target 2050 Fund—I Class

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2055 Fund—Advisor Class

T. Rowe Price Target 2055 Fund—I Class

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2060 Fund—Advisor Class

T. Rowe Price Target 2060 Fund—I Class

T. Rowe Price Target 2065 Fund

T. Rowe Price Target 2065 Fund—Advisor Class

T. Rowe Price Target 2065 Fund—I Class

T. Rowe Price Target 2070 Fund

T. Rowe Price Target 2070 Fund—Advisor Class

T. Rowe Price Target 2070 Fund—I Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. Rowe Price Science & Technology Fund—I Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Short-Term Bond Fund—I Class

T. Rowe Price Short-Term Bond Fund—Z Class

T. Rowe Price Short Duration Income Fund

T. Rowe Price Short Duration Income Fund—I Class

T. Rowe Price Ultra Short-Term Bond Fund

T. Rowe Price Ultra Short-Term Bond Fund—I Class

T. Rowe Price Ultra Short-Term Bond Fund—Z Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. Rowe Price Small-Cap Stock Fund—I Class

T. Rowe Price Small-Cap Stock Fund—Z Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. Rowe Price Small-Cap Value Fund—I Class

T. Rowe Price Small-Cap Value Fund—Z Class

T. ROWE PRICE SPECTRUM FUND, INC.

T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Diversified Equity Fund—I Class

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum Income Fund—I Class

T. Rowe Price Spectrum International Equity Fund

T. Rowe Price Spectrum International Equity Fund—I Class

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Conservative Allocation Fund—I Class

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund—I Class

T. Rowe Price Spectrum Moderate Growth Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund—I Class

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Bond Fund—I Class

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Georgia Tax-Free Bond Fund—I Class

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund—I Class

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund—I Class

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price Maryland Tax-Free Money Fund—I Class

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New Jersey Tax-Free Bond Fund—I Class

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund—I Class

T. Rowe Price Virginia Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund—I Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Income Fund—I Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund—I Class

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price Tax-Efficient Equity Fund—I Class

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. Rowe Price Tax-Exempt Money Fund—I Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. Rowe Price Tax-Free High Yield Fund—I Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. Rowe Price Tax-Free Income Fund—I Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Short-Intermediate Fund—I Class

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. Rowe Price Total Return Fund

T. Rowe Price Total Return Fund—Advisor Class

T. Rowe Price Total Return Fund—I Class

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. Rowe Price U.S. Equity Research Fund

T. Rowe Price U.S. Equity Research Fund—Advisor Class

T. Rowe Price U.S. Equity Research Fund—I Class

T. Rowe Price U.S. Equity Research Fund—R Class

T. Rowe Price U.S. Equity Research Fund—Z Class

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. Rowe Price U.S. Large-Cap Core Fund—I Class

T. Rowe Price U.S. Large-Cap Core Fund—Z Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Intermediate Index Fund—I Class

T. Rowe Price U.S. Treasury Intermediate Index Fund—Z Class

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund—I Class

T. Rowe Price U.S. Treasury Long-Term Index Fund—Z Class

T. Rowe Price U.S. Treasury Money Fund

T. Rowe Price U.S. Treasury Money Fund—I Class

T. Rowe Price U.S. Treasury Money Fund—Z Class

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

T. Rowe Price Value Fund—I Class

T. Rowe Price Value Fund—Z Class

APPENDIX A-2

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

T. Rowe Price Goldman Sachs Private Markets Fund – Class A

T. Rowe Price Goldman Sachs Private Markets Fund – Class D

T. Rowe Price Goldman Sachs Private Markets Fund – Class I

T. ROWE PRICE GOLDMAN SACHS ALL EQUITY ACCESS FUND

T. Rowe Price Goldman Sachs All Equity Access Fund – Class A

T. Rowe Price Goldman Sachs All Equity Access Fund – Class D

T. Rowe Price Goldman Sachs All Equity Access Fund – Class I

* Fund does not have a registration statement under the ’33 Act.